SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                          January 15, 1998

                       METRIS MASTER TRUST
                    METRIS RECEIVABLES, INC.
             (Originator of the Metris Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware                 033-99514                41-1810301
(State of Incorporation)     (Commission File Number) (IRS Employer
                                                      Identification No.)



   4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
                    (Address of principal executive offices)


                         (612) 936-5077
      (Registrant's telephone number, including area code)



                    METRIS RECEIVABLES, INC.
                   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

           Ex.   20a   Series   1996-1  December
                       Certificateholder's Statement

           Ex.   20b   Series   1997-1 December
                       Certificateholder's Statement

           Ex.   20c   Series 1197-2 December
                       Certificateholder's Statement

                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.



                                     By  /s/Robert W. Oberrender
                                         President and Treasurer




Dated:  January 20, 1998